Exhibit 1

This document is a free translation only. Due to the complexities of language translation, translations are not always precise. The original document was prepared in Portuguese and in case of any divergence, discrepancy or difference between this version and the Portuguese version, the Portuguese version shall prevail. The Portuguese version is the only valid and complete version and shall prevail for any and all purposes. This translation was made by persons whose native language is not English, therefore there is no warranty as to the accuracy, reliability or completeness of any information translated and no one should rely on the accuracy, reliability or completeness of such information. There is no assurance as to the accuracy, reliability or completeness of the translation. Any person reading this translation and relying on it should do so at his or her own risk.

The following document was prepared by the managements of Tele Norte Leste Participações S.A., Telemar Norte Leste S.A. and Brasil Telecom S.A. and was presented by the managements of these companies to the Independent Special Committees of these companies in their deliberations with respect to the proposed corporate reorganization of these companies and for no other purpose. This presentation was made to the Independent Special Committees of each of Tele Norte Leste Participações S.A., Telemar Norte Leste S.A. and Brasil Telecom S.A. on July 18, 2011 and speaks only as of that date.

The financial projections contained in the following document have been prepared in good faith based on reasonable assumptions and reflect the best then currently available estimates and judgments of the managements of Tele Norte Leste Participações S.A., Telemar Norte Leste S.A. and Brasil Telecom S.A. However, we can provide no assurances that the financial projections contained in the following document can or will be achieved. These financial projections are by their nature forward-looking statements subject to the risks and uncertainties detailed below under “Special Note Regarding Forward-Looking Statements.”

The original Portuguese version of this document was filed with the Brazilian Securities Commission (Comissão de Valores Mobiliários), or the CVM, on September 13, 2011 at the request of the CVM.

Special Note Regarding Forward-Looking Statements:

This document presentation contains certain forward-looking statements. Statements that are not historical facts, including statements about the beliefs and expectations of Tele Norte Leste Participações S.A., Telemar Norte Leste S.A. and Brasil Telecom S.A., are forward-looking statements. The words “anticipates”, “believes”, “estimates”, “expects”, “plans” and similar expressions, as they relate to Tele Norte Leste Participações S.A., Telemar Norte Leste S.A. and Brasil Telecom S.A. are intended to identify forward-looking statements. Such statements reflect the current views of management and are subject to a number of risks and uncertainties. The statements are based on many assumptions and factors, including general economic and market conditions, industry conditions, operating factors and the factors described under “Part Three: Risk Factors” in the Registration Statement on Form F-4 filed by Brasil Telecom on September 1, 2011. Any changes in such assumptions or factors could cause actual results to differ materially from current expectations. Undue reliance should not be placed on such statements. Forward-looking statements speak only for the date they are made.

July 9, 2011 Independent Committees Berlin Project – Long Term Forecasts Confidential

This presentation encompasses forecasts and/or estimates related to future events.
The forecasts presented herein have been gathered meticulously on the basis of current conditions, based on projects under way and their respective estimates. The use of terms such as: "projects", "estimates", "anticipates", “foresees", "plans“ and
"expects“, among  others, is intended to indicate possible trends that evidently involve uncertainties and risks, of which future outcomes may differ from current expectations. Oi is not liable  for any investment decisions or transactions undertaken on the basis of these forecasts or estimates.

IMPORTANT NOTICES

FORECASTS STRUCTURE TMAR BUSINESS PLAN BRT BUSINESS PLAN ADDITIONAL SUPPORT MATERIAL

GENERAL INFORMATION ON THE FORECASTS

KEY INFORMATION ON THE FORECASTS
CORPORATE STRUCTURE – OVERVIEW
TELE NORTE LESTE
PARTICIPAÇÕES  S.A.
(“TNL”)
TELEMAR NORTE LESTE
S.A.
(“TMAR”)
BRASIL TELECOM S.A.
(“BRT”)
70.40%
49.28%
• Holding Company
• Controls TMAR with a  70.4%
economic interest in TMAR
• Operating company  awarded
the fixed telephony concession
for the R1 region
(North,
Northeast and Southeast ex-SP)
and mobile telephony operating
authorizations  also in the R1
and  R3 Regions (São Paulo)
• Holds a 49.28% economic
interest in BRT
• Operating company  awarded
the  fixed telephony concession
and mobile telephony
operating authorizations  in the
R2 Region (Center-West, South
and North)
• Forecasts in nominal R$  (Brazilian
Brazilian Reais)
• Forecast horizon of 10 years: 2011 - 2020
• TMAR Forecasts excludes any
consolidation of its stake in BRT
• 2011 Forecasts already encompasses
1Q11 earnings
• TMAR stake in Portugal Telecom not
consolidated in the  earnings
- On March 31, 2011,  TMAR held a  3%
stake in Portugal Telecom

OPERATING FORECASTS STRUCTURE
ARPU - MOBILE
MOBILE
SUBSCRIBERS
ARPU - FIXED
LANDLINE
SUBSCRIBERS
NET REVENUES
MOBILE SERVICES
NET REVENUES
-
FIXED SERVICES
OTHER REVENUES e.g.:
Data, TV (R1), DTH,
Internet, Handsets,
Globenet (R2), Paggo
(R1), Call Center (R2)
ARPU -
BROADBAND
BROADBAND
SUBSCRIBERS
NET REVENUES -
BROADBAND
NET REVENUES
(WITHOUT ELIMINATIONS)
INTRA-GROUP
ELIMINATIONS
NET REVENUES
COSTS &
EXPENDITURES
CONSOLIDATED
EBITDA

FORECASTS STRUCTURE TMAR BUSINESS PLAN BRT BUSINESS PLAN ADDITIONAL SUPPORT MATERIAL

JUL11

LES médio - R1
Penetração
11,933
11,413
11,047
10,715
10,436
10,226
10,085
9,974
9,848
9,760
14.1%
14.0%
14.0%
13.9%
13.9%
13.9%
13.9%
13.8%
13.8%
13.8%
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020

AVERAGE OF FIXED LINE IN OPERATION (000) ARPU - FIXED TELEPHONY (R$ /MONTH)

ARPU - BROADBAND (R$ /MONTH)
AVERAGE OF BROADBAND SUBSCRIBERS (000)
TMAR - FIXED TELEPHONY & BROADBAND
2,633
3,162
3,731
4,251
4,612
4,911
5,255
5,623
6,016
6,437
22.1%
27.7%
33.8%
39.7%
44.2%
48.0%
52.1%
56.4%
61.1%
66.0%
2011 2012 2013 2014 2015 2016 2017 2018 2019 2020
Banda Larga média
% LES
41.6 41.4
41.0 40.9 41.0 41.0 41.1
41.2 41.3 41.4
20
40
60
80
100
2011 2012 2013 2014 2015 2016 2017 2018 2019 2020
70.8
68.8
65.6
63.6
61.7
60.9 60.0
59.0
58.3
57.3
20
40
60
80
100
2011 2012 2013 2014 2015 2016 2017 2018 2019 2020

JUL11

175%
150%
125%
100%
75%
50%
25%
0%
121% 128% 135% 138% 140% 142% 144% 145% 146% 147%
99% 105% 109% 114% 118% 121% 124% 126% 128% 130%
2011 2012 2013 2014 2015 2016 2017 2018 2019 2020
Penetração R1
Penetração R3

AVERAGE OF LANDLINES IN OPERATION (000)
ARPU - MOBILE TELEPHONY (R$ /MONTH)
MARKET SHARE
8
TMAR PENETRATION
R1
R3
TMAR - MOBILE TELEPHONY
25,489
27,813
29,816
31,334
32,751
34,092
35,266
36,207
37,015
37,828
2011 2012 2013 2014 2015 2016 2017 2018 2019 2020
8,194
10,248
11,717
12,404
12,825
13,167
13,494
13,797
14,071
14,287
2011 2012 2013 2014 2015 2016 2017 2018 2019 2020
25.2%
25.7%
25.8%
25.7%
25.8% 25.9% 25.9% 25.9% 25.9%
18.1%
20.8%
21.1%
21.3%
21.5%
21.6%
21.7%
21.8%
22.0% 22.0%
25.9%
15%
17%
19%
21%
23%
25%
27%
29%
2011 2012 2013 2014 2015 2016 2017 2018 2019 2020
R1 R3
18.6
18.0
17.7
18.2
18.9
19.7
20.5
21.4
22.3
23.3
26.4
24.9
24.0
25.0
26.0
27.0
28.1
29.2
30.4
31.7
10
15
20
25
30
35
2011 2012 2013 2014 2015 2016 2017 2018 2019 2020
R1 R3

NET REVENUES (R$ MM)

EBITDA (R$ MM)
TMAR - FINANCIAL FORECASTS
4,717
19,918
19,982
20,198
20,839
21,582
22,548
23,645
24,708
26,315
27,564
1T11 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020
1,331
6,420
6,770
6,984
7,345
7,604
8,037
8,396
8,844
9,334
9,756
32.2%
33.9%
34.6%
35.2% 35.2%
35.6%
35.5%
35.8%
35.5% 35.4%
28.2%
1T11 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020
EBITDA
Margem

CAPEX (R$ MM)

WORKING CAPITAL (R$ MM)
TMAR - FINANCIAL FORECASTS
598
3,266
3,226
3,044
3,000
2,975 2,986
3,042
3,146
3,277
3,460
16.4%
16.1%
15.1%
14.4%
13.8%
13.2%
12.9%
12.7%
12.5% 12.6%
12.7%
1T11 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020
Capex
Capex/RL
ASSETS 2010 1T11 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020
Accounts receivable 3,947 3,927 3,922 3,928 3,903 3,951 3,997 4,091 4,205 4,330 4,472 4,616
Inventory 84 102 63 69 75 78 82 85 88 91 96 100
Taxes to Recover 1,799 2,010 1,906 2,139 2,232 2,225 2,122 2,046 1,999 1,973 1,967 1,981
Total Assets 5,829 6,038 5,891 6,136 6,210 6,254 6,201 6,222 6,291 6,395 6,535 6,697
LIABILITIES 2010 1T11 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020
Suppliers 2,003 1,860 2,403 2,399 2,499 2,455 2,466 2,520 2,622 2,732 2,867 3,017
Wages & Benefits 143 142 87 88 92 96 100 105 110 115 120 126
Taxes Payable 1,290 1,612 1,010 1,003 992 998 1,003 1,025 1,050 1,075 1,101 1,128
Total Liabilities 3,436 3,615 3,500 3,490 3,582 3,549 3,569 3,650 3,782 3,922 4,089 4,270
Working Capital 2,393 2,424 2,391 2,646 2,627 2,705 2,632 2,572 2,509 2,473 2,446 2,426
Variation in CG (31) 33 (255) 19 (78) 73 60 63 37 27 20

FORECASTS STRUCTURE TMAR BUSINESS PLAN BRT BUSINESS PLAN ADDITIONAL SUPPORT MATERIAL

AVERAGE OF LANDLINES IN OPERATION (000) ARPU - FIXED TELEPHONY SERVICES (R$ /MONTH)

6,763
6,394
6,076
5,832
5,609
5,434
5,299
5,184
5,078
5,002
18.7%
18.0% 17.8% 17.6%
17.4% 17.1% 16.9% 16.7%
16.4% 16.5%
2011 2012 2013 2014 2015 2016 2017 2018 2019 2020
LES medio - R2 Penetração
ARPU - BROADBAND (R$ /MONTH)
AVERAGE OF BROADBAND SUBSCRIBERS (000)
BRT - FIXED TELEPHONY & BROADBAND
2,130
2,447
2,615
2,720
2,828
2,942
3,059
3,166
3,261
3,359
31.5%
38.3%
43.0%
46.6%
50.4%
54.1%
57.7%
61.1%
67.1%
64.2%
2011 2012 2013 2014 2015 2016 2017 2018 2019 2020
Banda Larga média
% LES
43.0
41.9
41.6 41.4 41.2 41.2
41.1 41.2
41.3 41.4
20
40
60
80
100
2011 2012 2013 2014 2015 2016 2017 2018 2019 2020
72.3
70.6
66.8
63.3
61.7
60.2
59.3
58.8
58.2
57.3
20
40
60
80
100
2011 2012 2013 2014 2015 2016 2017 2018 2019 2020

JUL11

175%
150%
125%
100%
75%
50%
25%
0%
115%
121%
124%
127%
129%
131%
132%
134%
135%
136%
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020

AVERAGE OF LANDLINES IN OPERATION (000)
ARPU - MOBILE TELEPHONY SERVICES (R$ /MONTH)
MARKET SHARE
13
BRT PENETRATION
BRT - MOBILE TELEPHONY
8,487
9,834
10,841
11,671
12,461
13,057
13,523
13,910
14,235
14,520
2011 2012 2013 2014 2015 2016 2017 2018 2019 2020
17.4%
18.6%
19.3%
20.2%
20.9%
21.3%
21.6%
21.8% 21.8%
22.0%
0%
5%
10%
15%
20%
25%
30%
2011 2012 2013 2014 2015 2016 2017 2018 2019 2020
R2
19.4
18.3
17.7
18.3
19.0
19.7
20.6
21.5
22.4
23.3
10
15
20
25
30
35
2011 2012 2013 2014 2015 2016 2017 2018 2019 2020

NET REVENUES (R$ MM)

EBITDA (R$ MM)
BRT - FINANCIAL FORECASTS
2,370
9,825
9,633
9,295
9,127
9,154 9,211
9,394
9,661
9,956
10,250
1T11 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020
664
2,938
2,729
2,645
2,522
2,581
2,672
2,737
2,898
3,092
3,307
29.9%
28.3% 28.5%
27.6%
28.2%
29.0% 29.1%
30.0%
31.1%
32.3%
28.0%
1T11 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020
EBITDA
Margem

CAPEX (R$ MM)

WORKING CAPITAL (R$ MM)
BRT - FINANCIAL FORECASTS
231
1,352
1,610
1,588
1,540
1,552
1,467
1,433
1,395 1,390
1,426
13.8%
16.7%
17.1%
16.9%
17.0%
15.9%
15.3%
14.4%
14.0% 13.9%
9.7%
1T11 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020
Capex
Capex/RL
Assets 2010 1T11 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020
Accounts Receivable 2,035 2,014 1,875 1,850 1,801 1,781 1,795 1,818 1,854 1,899 1,944 1,992
Inventory 14 14 7 8 8 8 8 8 9 9 9 10
Taxes to Recover 497 541 608 708 756 749 699 636 596 562 539 532
Total Assets 2,546 2,570 2,491 2,566 2,565 2,539 2,502 2,462 2,458 2,470 2,493 2,533
Liabilities 2010 1T11 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020
Suppliers 1,730 1,769 1,097 1,130 1,108 1,108 1,131 1,132 1,148 1,163 1,175 1,193
Wages & Benefits 153 115 105 104 108 112 118 123 128 134 140 146
Taxes Payable 1,163 1,097 1,722 1,665 1,582 1,517 1,481 1,466 1,469 1,479 1,486 1,495
Total Liabilities 3,046 2,981 2,924 2,900 2,799 2,737 2,729 2,721 2,746 2,776 2,802 2,835
Working Capital (500) (411) (432) (334) (234) (198) (227) (259) (287) (306) (309) (302)
Variation in CG (88) 21 (99) (100) (36) 29 31 29 19 3 (8)

FORECASTS STRUCTURE TMAR BUSINESS PLAN BRT BUSINESS PLAN ADDITIONAL SUPPORT MATERIAL

TMAR (R$ MM)

BRT (R$ MM)
DEPRECIATION & AMORTIZATION
558
2,407 2,406
2,437
2,555
2,692
2,870
2,784
3,021
3,289
3,491
1T11 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020
260
971
953
980
1,031
1,106
1,178
1,255
1,339
1,429
1,507
1T11 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020

POPULATION - BRAZIL (MM) GDP GROWTH (in real terms)

Average Interbank Deposit Certificate (CDI) (%) Extended Consumer Price Index (IPCA) (%)
MACRO-ECONOMIC ASSUMPTIONS
195
197
198
199
201
202
204
205
206
207
2011 2012 2013 2014 2015 2016 2017 2018 2019 2020
4.5%
4.5% 4.5% 4.5% 4.5% 4.5% 4.5% 4.5% 4.5% 4.5%
2011 2012 2013 2014 2015 2016 2017 2018 2019 2020
4.8%
4.5% 4.5% 4.5% 4.5% 4.5% 4.5%
5.8%
4.5% 4.5%
2011 2012 2013 2014 2015 2016 2017 2018 2019 2020
10.8%
10.0% 10.0% 10.0%
9.7%
9.4%
9.0%
11.5%
9.0% 9.0%
2011 2012 2013 2014 2015 2016 2017 2018 2019 2020

TMAR – Forecast Tax Savings

USE OF TAX BENEFITS
74
89
105
90
64
49
36
27
13
0
2011 2012 2013 2014 2015 2016 2017 2018 2019 2020
BRT – Forecast Tax Savings
266
216
198
179
165
149 149 149
141 141
2011 2012 2013 2014 2015 2016 2017 2018 2019 2020
Use of negative base due to tax losses
Amortization of tax  benefits from premium generated
by the acquisition  of BRT
(license and network)
Note: Tax savings through amortizing the premium after 2020 of R$ 140 MM in 2021, R$ 140 MM in 2022, R$ 140 MM in 2023, R$ 140  MM in 2024 and R$ 4 MM in
2025
Note: Accumulated tax loss base of R$ 14 MM remaining after 2020 to offset Income Tax  and  R$ 932 MM to offset Social Security